OTHER REAL ESTATE OWNED	12 Months Ended
Dec. 31, 2015
OTHER REAL ESTATE OWNED [Abstract]
OTHER REAL ESTATE OWNED

NOTE 5 – OTHER REAL ESTATE OWNED

A summary of other real estate owned activity for the years ended December 31 follows (1):

	2015	2014	2013
	(In thousands)
Balance at beginning of year, net of valuation allowance	$6,370	$18,088	$25,748
Loans transferred to other real estate owned	6,694	6,143	6,932
Sales of other real estate owned	(5,502)	(17,198)	(11,994)
Additions to valuation allowance charged to expense	(492)	(663)	(2,598)
Balance at end of year, net of valuation allowance	$7,070	$6,370	$18,088

(1)	Table excludes other repossessed assets totaling $0.08 million at both December 31, 2015 and 2014, respectively.

We periodically review our real estate owned properties and establish valuation allowances on these properties if values have declined since the date of acquisition. An analysis of our valuation allowance for other real estate owned follows:

	2015	2014	2013
	(In thousands)
Balance at beginning of year	$2,511	$4,047	$5,958
Additions charged to expense	492	663	2,598
Direct write-downs upon sale	(1,311)	(2,199)	(4,509)
Balance at end of year	$1,692	$2,511	$4,047

At December 31, 2015 and 2014, the balance of other real estate owned includes $2.8 million and $2.9 million of foreclosed residential real estate properties. Retail mortgage loans secured by residential real estate properties for which formal foreclosure proceedings are in process according to local requirements totaled $1.1 million and $2.5 million at December 31, 2015 and 2014, respectively.

Other real estate and repossessed assets totaling $7.2 million and $6.5 million at December 31, 2015 and 2014, respectively, are presented net of the valuation allowance on the Consolidated Statements of Financial Condition.